                         DIGITAL EQUIPMENT CORPORATION
                             SAVE RESTORATION PLAN

                 (AS ESTABLISHED EFFECTIVE AS OF JULY 1, 1995)

                               TABLE OF CONTENTS

ARTICLE 1 .................................................................................... 1
     Introduction............................................................................. 1
            Section 1.1  Definitions.......................................................... 1
            Section 1.2  Background and Purpose............................................... 1
            Section 1.3  Legal Status......................................................... 1
            Section 1.4  Appendix A........................................................... 1

ARTICLE 2 .................................................................................... 2
     Eligibility and Participation............................................................ 2
            Section 2.1  Eligible Employees................................................... 2
            Section 2.2  Participation........................................................ 2
            Section 2.3  Establishment of Accounts............................................ 2

ARTICLE 3 .................................................................................... 3
     Credits and Other Adjustments to Accounts................................................ 3
            Section 3.1  Credits to Accounts for the 1995 Plan Year........................... 3
            Section 3.2  Credits to Accounts for Plan Years after 1995........................ 3
            Section 3.3  Other Adjustments to Accounts........................................ 4

ARTICLE 4 .................................................................................... 5
     Payments................................................................................. 5
            Section 4.1  Source of Payments................................................... 5
            Section 4.2  Payments to Participants After Termination........................... 5
            Section 4.3  Payments after a Participant's Death................................. 6
            Section 4.4  No Adjustments after Payment is Determined........................... 7
            Section 4.5  No Assignment or Alienation.......................................... 7
            Section 4.6  Miscellaneous Payment Rules.......................................... 7
            Section 4.7  Forfeiture........................................................... 8

ARTICLE 5 .................................................................................... 9
     Administration........................................................................... 9
            Section 5.1  Plan Administration and Interpretation............................... 9
            Section 5.2  Claims and Claims Review Procedure................................... 9
            Section 5.3  Indemnification...................................................... 9

ARTICLE 6 ................................................................................... 10
     Special Rules for Participating Subsidiaries............................................ 10
            Section 6.1  Different Source of Payments........................................ 10
            Section 6.2  Change in Subsidiary Status......................................... 10

ARTICLE 7 ................................................................................... 11
     Amendment and Termination............................................................... 11
            Section 7.1  Amendment or Termination............................................ 11
            Section 7.2  Effect of Amendment or Termination.................................. 11

ARTICLE 8 ................................................................................... 12
     Miscellaneous........................................................................... 12
            Section 8.1  No Enlargement of Employee Rights................................... 12
            Section 8.2  Liability of the Company............................................ 12
            Section 8.3  Corporate Successors................................................ 12
            Section 8.4  Applicable Law and Construction..................................... 12

ARTICLE 9 ................................................................................... 13
     Glossary................................................................................ 13

APPENDIX A ................................................................................... 1

                                   ARTICLE 1

                                 INTRODUCTION
                                 ------------

     SECTION 1.1  Definitions.  Certain capitalized words used in this document
                  -----------
are defined in the glossary in Article 9.

     SECTION 1.2  Background and Purpose.  The Company maintains SAVE, which is
                  ----------------------
a profit sharing plan qualified under Section 401(a) of the Code. Certain qualification requirements of the Code limit the amount of Elective Contributions that can be made to SAVE on behalf of certain highly compensated Employees, and limit the amount of Matching Contributions that may be made on behalf of those Employees. In particular, Section 401(a)(30) of the Code limits the Elective Contributions to SAVE, for any Employee for a calendar year, to the dollar amount described in Section 402(g) of the Code (e.g., $9,240 for 1995)
                                                       ----
and Section 401(a)(17) of the Code limits the amount of an Employee's compensation (to, e.g., $75,000 for the six-month plan year beginning July 1,
                  ----
1995) which may be taken into account under SAVE in determining the contributions that may be made to SAVE by or on behalf of an Employee.

     The purpose of this Plan is to provide deferred compensation, subject to the conditions set forth in the Plan, to the Employees for whom contributions under SAVE are limited by the Code provisions described above. In general, the amount of the deferred compensation credited under this Plan to a Participant for any Plan Year is equal to the amount of Matching Contributions that would have been made to SAVE, based on Compensation in excess of the limit in Section 401(a)(17) of the Code, assuming that the Participant had deferred six percent (6%) of his or her Compensation under SAVE, without applying the limits required by Sections 401(a)(17) and 401(a)(30) to the Participant's Elective Contributions.

     Section 1.3  Legal Status.  The Plan is not qualified under Section 401(a)
                  ------------
of the Code. The generally applicable provisions of the Plan are intended to provide for the deferral of income to the termination of employment (or beyond) and, to that extent, establish a "pension plan" under ERISA, which constitutes "a plan which is unfunded and is maintained . . . for the purpose of providing deferred compensation to a select group of management or highly compensated employees" as described in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA and 29 C.F.R. Section 2520.104-23.

     SECTION 1.4  Appendix A.  Appendix A to this Plan provides certain special
                  ----------
rules to establish and govern a separate short-term deferred compensation arrangement applicable only with respect to the Plan Year beginning July 1, 1995 to certain SAVE Members not covered by the generally applicable provisions of this Plan.

                                   ARTICLE 2

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     SECTION 2.1  Eligible Employees.  An Employee is an Eligible Employee if
                  ------------------
he or she is a SAVE Member and his or her SAVE Compensation for any Plan Year equals the limit described in Section 401(a)(17) of the Code (as applicable to such Plan Year).

     SECTION 2.2  Participation.  An Eligible Employee will become a
                  -------------
Participant in this Plan when an amount is first credited to his or her Account in accordance with Article 3. An Eligible Employee who becomes a Participant will continue to be a Participant until the earlier of his or her death or the date that his or her Account is reduced to zero (0) in accordance with the terms of the Plan.

     SECTION 2.3  Establishment of Accounts.  The Company will establish a book
                  -------------------------
Account in the name of each Participant at the time that an amount is first credited to him or her under Article 3. A Participant's Account will thereafter be adjusted as provided in this Plan. The sole purpose of a Participant's Account will be to calculate the amount payable to or in behalf of that Participant under this Plan.

                                   ARTICLE 3

                   CREDITS AND OTHER ADJUSTMENTS TO ACCOUNTS
                   -----------------------------------------


     SECTION 3.1  Credits to Accounts for the 1995 Plan Year.
                  ------------------------------------------

     As of December 31, 1995, the Company will credit the Account of a Participant with an amount equal to two percent (2%) of that Participant's Compensation for the 1995 Plan Year minus the sum of the Matching Contributions
                                    -----
that have been and are to be made for that Participant under SAVE for the plan year of SAVE ending December 31, 1995, if that Participant has satisfied both of the following conditions for that Plan Year:

     (a)  Either (i) for the 1995 calendar year, the amount of Elective
          ------
Contributions made on behalf of that Participant under SAVE equals $9,240 (i.e.,
                                                                           ----
the limit described in Section 402(g) of the Code, as applicable for the 1995 calendar year), or (ii) Elective Contributions are made on behalf of that
                --
Participant throughout the plan year of SAVE ending December 31, 1995 at the maximum percentage rate of SAVE Compensation permitted under SAVE with respect to that Participant for that plan year.

     (b) For the 1995 Plan Year, that Participant's SAVE Compensation equals $75,000 (i.e., the limit described in Section 401(a)(17) of the Code, as
         ----
applicable for the 1995 Plan Year).

     SECTION 3.2  Credits to Accounts for Plan Years after 1995.
                  ---------------------------------------------

     (a) The Company will credit amounts to the Account of a Participant under this Section for Plan Years after the 1995 Plan Year, if the Participant has satisfied both of the following conditions for that Plan Year:

          (i)   Either (A) for the calendar year that ends with the end of that
                ------
     Plan Year, the amount of Elective Contributions made on behalf of the Participant under SAVE equals the limit described in Section 402(g) of the Code, as applicable for that calendar year, or (B) Elective Contributions
                                                 --
     are made on behalf of that Participant throughout the plan year of SAVE ending with the end of such Plan Year at the maximum percentage rate of SAVE Compensation permitted under SAVE with respect to that Participant for that plan year.

          (ii) For that Plan Year, that Participant's SAVE Compensation equals the limit described in Section 401(a)(17) of the Code, as applicable for that Plan Year.

     (b) As of each date during a Plan Year (after the 1995 Plan Year) that a Participant who has satisfied the requirements of paragraph (a) of this Section (for that Plan Year) is paid

Excess Compensation by the Company, the Company shall credit to the Account of that Participant an amount equal to two percent (2%) of that Participant's Excess Compensation.

     (c) In addition to the amounts credited under paragraph (b) of this Section, as of a date no later than December 31 of each Plan Year after the 1995 Plan Year, the Company will credit to the Account of each Participant who has satisfied the requirements of paragraph (a) of this Section (for that Plan Year) an amount equal to

          (i) two percent (2%) of that Participant's Compensation for that Plan Year, minus
                -----

          (ii) the sum of (A) the amounts credited to that Participant's Account under paragraph (b) of this Section for that Plan Year, plus (B)
                                                                     ----
     the Matching Contributions that have been made or are to be made for that Participant under SAVE for the plan year of SAVE ending with that December 31.

     SECTION 3.3  Other Adjustments to Accounts.
                  -----------------------------

     (a) Amounts credited under Section 3.1 or Section 3.2 will be adjusted (positively or negatively) as if they were funds invested in the SAVE Investment Alternatives, as provided in this Section; however, this Plan is an unfunded plan, as is described more fully in Section 4.1.

     (b) Amounts contributed by or for the benefit of a SAVE Member under SAVE are allocated, in accordance with the instructions of that SAVE Member, among the SAVE Investment Alternatives. As amounts are credited to a Participant's Account under this Plan (in accordance with Section 3.1 or 3.2), those amounts will be treated for purposes of this Section as if they were funds allocated among the SAVE Investment Alternatives, in the same proportion as amounts contributed at the same time under SAVE would be allocated.

     (c) Amounts standing to the credit of a SAVE Member's account under SAVE may be reallocated among the SAVE Investment Alternatives, in accordance with that SAVE Member's instructions. Whenever a Participant reallocates amounts standing to the credit of his or her account under SAVE among the SAVE Investment Alternatives, the amounts standing to the credit of that Participant's Account under this Plan will be treated for purposes of this Section as if they were funds that are reallocated among the SAVE Investment Alternatives in the same proportion as amounts under that Participant's SAVE account are reallocated.

     (d) If a Participant under this Plan has no account under SAVE, the amounts standing to the credit of his or her Account under this Plan will be treated as if they were funds allocated among the SAVE Investment Alternatives in accordance with instructions provided by the Participant under procedures established by the Company.

                                   ARTICLE 4

                                   PAYMENTS
                                   --------

     SECTION 4.1  Source of Payments.  Nothing in this Plan will be construed
                  ------------------
to create a trust or to obligate the Company or any other person to segregate a fund, to purchase an insurance contract, or in any other way to fund currently the future payment of any benefits hereunder, nor will anything in this Plan be construed to give any Participant or any other person rights to any specific assets of the Company or of any other person. In particular, although Section
3.3 provides for the adjustment of Accounts as though they were funds invested in the SAVE Investment Alternatives, amounts standing to the credit of Participants' Accounts do not in fact constitute funds invested in those alternatives and no Participant or Beneficiary shall be considered to have any interest in any such alternatives based upon Section 3.3. Any amounts which become payable hereunder will be paid solely from the general assets of the Company (or, in the circumstances described in Article 6, solely from the general assets of the relevant Subsidiary), and no Participant or Beneficiary (or any other person) shall have any right, other than the right of an unsecured general creditor, against the Company (or the relevant Subsidiary) with respect to amounts payable hereunder. Nothing in this Plan constitutes a guaranty by the Company or any other entity or person that the assets of the Company (or the relevant Subsidiary) will be sufficient to make any payment hereunder.


     SECTION 4.2  Payments to Participants After Termination.
                  ------------------------------------------

     (a)  General Rules.  A Participant may elect to have the amounts standing
          -------------
to the credit of his or her Account paid to him or her following his or her Termination in a lump sum or in installments, subject to the conditions set forth in this Section. Such an election will be valid only if it is filed with and received by the Company (in a form and manner that is consistent with procedures prescribed by the Company) at least twelve (12) months prior to the Participant's Termination. Once it has become valid, such an election shall be revoked only upon the date (if any) that a subsequently filed election of the same Participant becomes valid. On the first anniversary of the date it is received by the Company, that subsequent election will become valid, and will revoke and supersede any election of that Participant that had previously become valid, if that Participant has not had a Termination prior to that first anniversary.

     (b)  Lump Sum.  If at the time of a Participant's Termination, he or she
          --------
has in effect a valid election for a lump sum payment, the amount standing to the credit of his or her Account will be determined as of the Payment Valuation Date next following the close of the Plan Year in which his or her Termination occurs, and will be paid to him or her within a reasonable time thereafter.

     (c)  Installments.  A Participant's election for installments will be valid
          ------------
only if the
generally applicable conditions described in paragraph (a) above are satisfied and (i) as of the Payment Valuation Date next following the close of the Plan
---
Year during which the Participant's Termination occurs, the amount standing to the credit of that Participant's Account exceeds $100,000; and (ii) the election
                                                           ---
specifies that payments are to be made in installments that meet the requirements of this paragraph (c).

     Installment payments under such an election will be made annually, for up to five (5) years. The amount of each such installment payment will be determined as of a Payment Valuation Date, beginning with the Payment Valuation Date next following the close of the Plan Year in which the Participant's Termination occurs, and will be paid to the Participant within a reasonable time thereafter. The amount of each such installment payment will equal the amount standing to the credit of the Participant's Account on the Payment Valuation Date as of which the amount of the payment is determined, divided by the number of annual payments remaining to be made (including the payment then being determined).

     (d)  No Valid Election.  If at the time of a Participant's Termination
          -----------------
there is no valid election in effect under this Section, the amount standing to the credit of his or her Account will be determined as of the Payment Valuation Date next following the close of the Plan Year in which his or her Termination occurs and will be paid to him or her within a reasonable time thereafter.

     SECTION 4.3  Payments after a Participant's Death.
                  ------------------------------------

     (a) As of a date determined by the Company, within a reasonable time following the date of a Participant's death, the amount standing to the credit of his or her Account will be determined and paid in a lump sum to that Participant's Beneficiary or Beneficiaries. The preceding sentence will apply regardless of whether the Participant had a Termination prior to his or her death or whether payments had begun to the Participant under Section 4.2.

     (b) For purposes of this Section, a Participant's Beneficiary or Beneficiaries are the person or persons entitled to receive a death benefit in respect of that Participant under SAVE or, in the case of a Participant who does not have an account under SAVE at the time of his or her death, the person or persons who would have been entitled to receive a death benefit in respect of that Participant, if the Participant had had an account under SAVE at the time of his or her death and had no valid beneficiary designation in effect at that time.

     (c) If upon his or her death a Participant has an account under SAVE, the amount described in paragraph (a) of this Section will be paid to that Participant's Beneficiary or Beneficiaries in the same proportion as that Participant's death benefit under SAVE is payable to those Beneficiaries. If upon his or her death a Participant has no account under SAVE, the amount described in paragraph (a) of this Section will be paid to that Participant's Beneficiary or Beneficiaries in the same proportions a death benefit would have been paid under SAVE if that Participant had had an account under SAVE at the time of his death.

     SECTION 4.4  No Adjustments after Payment is Determined.  Whenever the
                  ------------------------------------------
amount of a payment is to be determined under this Article (or any other provision of the Plan) as of a date (whether a Payment Valuation Date or otherwise) and paid after that date, that amount will be determined as of the close of business as of that date and no adjustment will be made to the amount to be paid (under Section 3.3 or otherwise) for the period following the date as of which the amount is determined.

     SECTION 4.5  No Assignment or Alienation.  Except to the extent otherwise
                  ---------------------------
required by applicable law, amounts payable under this Plan will not be subject to alienation, assignment, garnishment, execution, or levy of any kind, and any attempt to cause any such amount to be so subjected shall be null, void, and of no effect and will not be recognized.

     SECTION 4.6  Miscellaneous Payment Rules.
                  ---------------------------

     (a) A Participant's Account will be charged with the amount of a payment as of the Payment Valuation Date for which the payment is determined (or, in the case of the payment to a Beneficiary, as of the date after the Participant's death on which the determination is made).

     (b) If any person entitled to a payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

     (c) All amounts to be paid hereunder may be paid in cash or cash equivalents (including, without limitation, a check drawn on a bank account of the Company).

     (d) Notwithstanding any provision hereof, there may be deducted and withheld from any payment to be made hereunder such taxes or other amounts which the Company reasonably determines should be deducted and withheld to comply with applicable laws, regulations, orders, or rulings of any court, agency, or other governmental organization.

     (e) It is the responsibility of the Participants and the Beneficiaries to keep the Company informed of their current addresses. The Company will not be obligated to search for the whereabouts of any person and no payment will be required to be made under this Plan where the Company has not been informed of the current address of the Participant or Beneficiary to whom payment would otherwise be made. If the current address of a Participant or Beneficiary is not known by the Company at the time payment is to be made, the Company may in its sole discretion decide to make payment hereunder as if that person had died (in which case, the obligation to make such payment to such person shall be considered discharged) or decide to refrain from making any payment at that time.

     SECTION 4.7  Forfeiture.  Notwithstanding any other provision of this
                  ----------
Plan, no payment will be made under this Plan to, or in respect of, a Participant (and that Participant will be considered to have forfeited all rights under this Plan) if the Company determines, reasonably and in good faith, that that Participant (a) committed fraud in respect of any matter involving the Company, (b) breached any material contract with, or other material obligation to, the Company, (c) misappropriated any asset of the Company, whether tangible or intangible, (d) committed gross misconduct in connection with his or her employment with the Company, or (e) engaged in conduct that would constitute a felony or other serious crime adversely affecting the operation or the reputation of the Company. In that event, that Participant's Account will be reduced to zero (0).

                                   ARTICLE 5

                                ADMINISTRATION
                                --------------

     SECTION 5.1  Plan Administration and Interpretation.  The Company will
                  --------------------------------------
have complete control over the administration of the Plan, including authority to interpret the Plan and to determine, in its sole discretion, the rights and benefits and all claims, demands, and actions arising out of the provisions of the Plan of any Participant, Beneficiary, or other person having or claiming to have any interest under the Plan. The Company's interpretations of, and determinations under, the Plan shall be conclusive and binding on all parties. The Company shall have the authority to establish such reasonable rules and procedures regarding the administration of the Plan as it deems necessary or appropriate. The Company's authority and responsibility with respect to the administration of the Plan may be exercised and discharged by the appropriate Employees of the Company or may be delegated by the Company to persons other than Employees.

     SECTION 5.2  Claims and Claims Review Procedure.  Claims for payment (and
                  ----------------------------------
the denial, appeal, and review of claims) under this Plan will be subject to such reasonable procedures as are established by the Company.

     SECTION 5.3  Indemnification.  The Company shall indemnify and hold
                  ---------------
harmless each Employee who has responsibility in connection with the administration of the Plan from any and all claims, losses, damages, expenses (including reasonable counsel fees approved by the Company), and liability (including any reasonable amounts paid in settlement with the Company's approval) arising from any act or omission (or alleged act or omission) by such Employee in connection with the administration of the Plan, except when the same is judicially determined to be due to the willful misconduct of such Employee.

                                   ARTICLE 6

                 SPECIAL RULES FOR PARTICIPATING SUBSIDIARIES
                 --------------------------------------------


     SECTION 6.1  Different Source of Payments.  Except as otherwise
                  ----------------------------
specifically agreed to by the Company in writing, payments under this Plan from that portion of a Participant's Account which is attributable to his or her employment with a Participating Subsidiary will be paid solely from the general assets of that Participating Subsidiary (and not from the assets of the Company). The portion of a Participant's Account which is attributable to his or her employment with a Participating Subsidiary will be determined under a reasonable method established by the Company.

     SECTION 6.2  Change in Subsidiary Status.  If an entity (a "Former
                  ---------------------------
Subsidiary") that was at any time a Participating Subsidiary ceases to be a Subsidiary, the Participants who are employees of that Former Subsidiary at that time shall not be considered to have a Termination until their employment with the Former Subsidiary (and its affiliated companies, if any) terminates, unless the Company in its sole discretion determines that the Former Subsidiary's ceasing to be a Subsidiary should be treated as a Termination under this Plan with respect to those Participants. Such a determination by the Company may, in the Company's sole discretion, apply to all or any portion of the amounts standing to the credit of such Participants' Accounts at that time. Any determination by the Company under this Section with respect to any Former Subsidiary will have no effect on the Company's determination with respect to any other Former Subsidiary.

                                   ARTICLE 7

                           AMENDMENT AND TERMINATION
                           -------------------------

     SECTION 7.1  Amendment or Termination.  The Company may amend or terminate
                  ------------------------
the Plan under the procedures provided for in the vote of the Board of Directors of the Company dated August 25, 1994.

     SECTION 7.2  Effect of Amendment or Termination.  Any amendment or
                  ----------------------------------
termination shall be effective as of the date of the Company's action to adopt the amendment or termination, unless the Company specifies another effective date occurring after the date of such action. No amendment or termination may reduce the amount then standing to the credit of any Participant's Account or change the timing or form of distribution of any Participant's Account balance, determined as of the date the amendment or termination is adopted, without the written consent of that Participant. However, any amendment or termination may (without limitation) change the method for determining amounts to be credited to Accounts under Section 3.1 or Section 3.2 (or eliminate such credits) for Plan Years ending after the effective date of the amendment or termination, or change the method of adjusting Accounts under Section 3.3 for periods after the effective date of the amendment.

                                   ARTICLE 8

                                 MISCELLANEOUS
                                 -------------

     SECTION 8.1  No Enlargement of Employee Rights.  No Participant or
                  ---------------------------------
Beneficiary will have any right to a benefit under this Plan except in accordance with the terms of the Plan. Establishment of the Plan will not be construed to give any Participant the right to be retained in the service of the Company.

     SECTION 8.2  Liability of the Company.  Subject to obligations of the
                  ------------------------
Company (or the Participating Subsidiaries) to pay the amounts credited to the Participants' Accounts, as and to the extent specifically provided in this Plan, and the indemnification provided by the Company under Section 5.3, neither the Company, the Participating Subsidiaries, nor any person acting in behalf of the Company (or the Participating Subsidiaries) shall be liable to any Participant or any other person for any act performed or the failure to perform any act with respect to the Plan.

     SECTION 8.3  Corporate Successors.  The Plan shall not be automatically
                  --------------------
terminated by a transfer or sale of assets of the Company or by the merger or acquisition or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger, or consolidation only if and to the extent that the transferee, purchaser, or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser, or successor entity, the Plan will then terminate subject to the provisions of Section 7.2 hereof.

     SECTION 8.4  Applicable Law and Construction.
                  -------------------------------

     (a) Except to the extent preempted by federal law, the provisions of the Plan shall be interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     (b) The titles of Articles and Sections are for reference only. In the event of a conflict between a title and the content of an Article or Section, the content shall control. Whenever used, the masculine pronoun shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

                                   ARTICLE 9

                                   GLOSSARY
                                   --------

     Whenever used in this Plan, the following terms shall have the following meanings, unless the context clearly requires a different meaning:

"Account" means the bookkeeping account maintained for each Participant to which
 -------
are recorded amounts credited on behalf of the Participant and other adjustments.

"Beneficiary" or Beneficiaries" means the person or persons described in Section
 -----------     -------------
4.3.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor
 ----
code.

"Company" means Digital Equipment Corporation.
 -------

"Compensation" of a Participant for a Plan Year means (a) the SAVE Compensation
 ------------
of that Participant for that Plan Year, but without application of the limit described in Section 401(a)(17) of the Code, plus (b) any amounts properly
                                             ----
reportable as part of that Participant's wages on Internal Revenue Service Form W-2 (for the calendar year that ends with that Plan Year) as a result of restricted stock awards received by that Participant under the Company's 1990 Equity Plan (and any successor thereto) and approved by the Compensation and Stock Option Committee of the Board of Directors of the Company on August 14, 1995.

"Effective Date" means July 1, 1995.
 --------------

"Elective Contributions" means the elective contributions made on behalf of SAVE
 ----------------------
Members under SAVE's cash or deferred arrangement.

"Eligible Employee" means an Employee described in Section 2.1.
 -----------------

"Employee" means any person who is an employee of the Company or an employee of
 --------
a Participating Subsidiary.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.
 -----

"Excess Compensation" of a Participant for a Plan Year means the portion of
 -------------------
Compensation received by that Participant for that Plan Year after the Participant has received SAVE Compensation for that Plan Year equal to the limit described in Section 401(a)(17) of the Code (as applicable for that Plan Year).

"Matching Contributions" means the matching contributions made on behalf of SAVE
 ----------------------
Members under SAVE.

"Participant" means a person described in Section 2.2.
 -----------

"Participating Subsidiary" means any Subsidiary which has adopted SAVE and which
 ------------------------
adopts this Plan with the permission of the Company.

"Payment Valuation Date" means the last business day in January.
 ----------------------

"Plan" means this Digital Equipment Corporation SAVE Restoration Plan, as set
 ----
forth in this document, and as amended from time to time hereafter.

"Plan Year" means the six-month period beginning on the Effective Date and
 ---------
ending December 31, 1995, and each calendar year beginning after December 31, 1995. The "1995 Plan Year" means six-month period beginning on the Effective Date and ending December 31, 1995.

"SAVE" means the Digital Equipment Corporation Savings and Investment Plan, as
 ----
in effect as of the Effective Date of this Plan and as amended from time to time thereafter.

"SAVE Compensation" means that compensation of a Participant, for a plan year of
 -----------------
SAVE beginning on or after the Effective Date of this Plan, which is used under SAVE for determining the amount of Elective Contributions and Matching Contributions to be made under SAVE on behalf of that Participant for that plan year (and which is subject to the limitation described in Section 401(a)(17) of the Code).

"SAVE Member" means an Employee who is a Member of SAVE, under the rules set
 -----------
forth in SAVE.

"SAVE Investment Alternatives" means the investment alternatives that are made
 ----------------------------
available to SAVE Members under SAVE.

"Subsidiary" means any entity in which the Company owns (directly or indirectly)
 ----------
a greater than fifty percent (50%) voting interest or economic interest.

"Termination" means a Participant's termination of employment (for reasons other
 -----------
than death) with the Company and all Subsidiaries.

                                  APPENDIX A

                         DIGITAL EQUIPMENT CORPORATION
             SHORT-TERM DEFERRED COMPENSATION ARRANGEMENT FOR 1995
             -----------------------------------------------------

     1.   INTRODUCTION.
          ------------

     (a) The definitions set forth in Article 9 of the Digital Equipment Corporation SAVE Restoration Plan (the "SAVE Restoration Plan") will apply to this Appendix A in the same manner as under the generally applicable terms of the SAVE Restoration Plan.

     (b) The Company has established the short-term deferred compensation arrangement set forth in this Appendix A (the "Arrangement") to address certain specific issues in connection with the establishment of Matching Contributions under SAVE for the plan year of SAVE beginning July 1, 1995 and ending December 31, 1995 (the "1995 Plan Year"). The Matching Contributions of a SAVE Member for the 1995 Plan Year may be limited because his or her Elective Contributions for the 1995 calendar year are subject to a limit of $9,240 under Section 402(g) of the Code. This Arrangement provides deferred compensation for those SAVE Members who are subject to that limit and who are not Participants in the SAVE Restoration Plan for the 1995 Plan Year.

     (c) This Arrangement is not qualified under Section 401(a) of the Code and is not a pension plan subject to ERISA.

     2.   CREDITS AND ADJUSTMENTS TO ACCOUNTS.
          -----------------------------------

     (a) Each SAVE Member who satisfies each of the following criteria will be a "Covered Employee" under this Arrangement:

          (i) the SAVE Member's Elective Contributions under SAVE for the 1995 calendar year equal $9,240;

          (ii) the SAVE Member's SAVE Compensation for the 1995 Plan Year is less than $75,000; and
                        ---

          (iii) the SAVE Member either (A) is an Employee on December 31, 1995, or (B) during the 1995 Plan Year, dies, or terminates employment on or
     --
     after his or her sixty-fifth (65th) birthday or his "Early Retirement Date" as defined in SAVE.

     (b) As of December 31, 1995, the Company shall establish an Account for each Covered Employee, and credit to that Account an amount equal to:

          (i) two percent (2%) of the Covered Employee's Compensation for the 1995 Plan Year, minus
                     -----

          (ii) the Matching Contributions which have been made or are to be made under SAVE for the 1995 Plan Year on behalf of that Covered Employee.

     (c) The Account established under this Section 2 of this Arrangement will thereafter be adjusted in the same manner as is provided in Section 3.3 of the SAVE Restoration Plan.

     (d) No credits will be made under this Arrangement except as specifically provided in this Section 2.

     3.   PAYMENT.
          -------

     (a) Except as provided paragraph (b), the amount standing to the credit of a Covered Employee's Account under this Arrangement will be determined as of the close of business on January 30, 1998 (or, if earlier, the Payment Valuation Date next following the close of the Plan Year in which the Covered Employee's Termination occurs) and paid in a lump sum to the Covered Employee within a reasonable time thereafter. If a Covered Employee dies before January 30, 1998 and before he or she has a Termination, the amount standing to the credit of his or her Account will be determined as of the date established by the Company within a reasonable period following his or her death and paid within a reasonable time thereafter, in a lump sum, to his or her Beneficiary or Beneficiaries (in the same proportion as payments of his or her accounts under SAVE are to be paid to the Beneficiary or Beneficiaries).

     (b) If a Covered Employee becomes a Participant under Article 3 of the SAVE Restoration Plan at any time after December 31, 1995 and before payment is made under paragraph (a), the amount standing to the credit of his or her Account under this Arrangement will be added to the Account established under
Article 3 of the SAVE Restoration Plan (at the time that Account is established), and he or she will no longer be considered a "Covered Employee" under this Arrangement, and payment to him or her will be governed by the generally applicable rules of the SAVE Restoration Plan (and not this Appendix
A).

     (c) This Arrangement will terminate after all amounts standing to the credit of Covered Employees' Accounts are either paid to Participants or Beneficiaries or added to the Accounts of Participants under the SAVE Restoration Plan, as provided in paragraphs (a) and (b) of this Section 3.

     4.   APPLICATION OF OTHER PROVISIONS OF SAVE RESTORATION PLAN.  In addition
          --------------------------------------------------------
to other generally applicable provisions of the SAVE Restoration Plan which apply to this Arrangement by reason of other Sections of this Appendix A, the following generally applicable provisions of the SAVE Restoration Plan apply to this Arrangement to the same extent as they apply to the SAVE Restoration Plan (and as if Covered Employees were Participants): Section 4.1, Section 4.4,
Section 4.5, Section 4.6, Section 4.6(b), Section 4.6(c), Section 4.6(d),
Section 4.6(e), Section 4.7, Article 5, Article 7, and Article 8.

                                       2